EXHIBIT 99.3

Robert D. Albergotti         John D. Penn                 Sarah B. Foster
State Bar No. 00969800       State Bar No. 15752300       State Bar No. 07297500
Haynes and Boone, LLP        Haynes and Boone, LLP        Haynes and Boone, LLP
901 Main Street, Suite 3100  201 Main Street, Suite 2200  600 Congress Ave., Suite 1600
Dallas, Texas 75202          Fort Worth, Texas 76102      Austin, Texas 78701
Tel. No. (214) 651-5000      Tel. No. (817) 347-6610      Tel. No. (512) 867-8400
Fax No. (214) 651-5940       Fax No. (817) 348-2300       Fax No. (512) 867-8470

ATTORNEYS FOR DEBTORS


                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                                     ss.      Chapter 11
                                           ss.
KITTY HAWK, INC., et. al                   ss.      Case No. 400-42069-BJH and
                                           ss.      Case Nos. 400-42141  through
        Debtors                            ss.      Case No. 400-42149
                                           ss.
                                           ss.      JOINTLY ADMINISTERED UNDER
                                           ss.      CASE NO. 400-42141-BJH
                                           ss.

                  ---------------------------------------------

                               PLAN SUPPLEMENT FOR
                  DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION
                             DATED NOVEMBER 22, 2000
                  ---------------------------------------------


      Kitty Hawk, Inc., Kitty Hawk Aircargo, Inc., Kitty Hawk Charters, Inc., Kitty Hawk International, Inc., Kitty Hawk Cargo, Inc., OK Turbines, Inc., Longhorn Solutions, Inc., Aircraft Leasing, Inc., American International Travel, Inc., and Flight One Logistics, Inc. (collectively the "Debtors") as debtors and debtors-in-possession, proposed this an Amended Joint Plan of Reorganization ("Plan") pursuant to section 1121(a) of Title 11 of the United States Code for the

PLAN SUPPLEMENT FOR DEBTORS' AMENDED JOINT
PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000 resolution of the Debtors' outstanding creditor claims and equity interests. By this document, the Debtors file this, their Plan Supplement, and in support thereof represents:

      1.       The Plan provides the following regarding the Plan Supplement:

               1.95 "PLAN SUPPLEMENT" means the documents including the forms of the Amended By-Laws, Amended Certificate of Incorporation, as well as a list of the executory contracts and unexpired leases to be assumed pursuant to the Plan, which shall be contained in a separate Plan Supplement which shall be filed with the Clerk of the Bankruptcy Court at least fifteen (15) days prior to the date on which the Confirmation Hearing shall first commence or such shorter period as ordered by the Court. The Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during hours established therefor. Holders of Claims against and Equity Interests in the Debtors may obtain a copy of the Plan Supplement upon written request to the Debtors. The Plan Supplement is incorporated into and is a part of the Plan as if fully set forth herein.

        2.     The Plan also provides:

               7.1 REJECTION OF ALL EXECUTORY CONTRACTS AND LEASES NOT ASSUMED. The Plan constitutes and incorporates a motion by the Debtors to reject, as of the Confirmation Date, all pre-petition executory contracts and unexpired leases to which the Debtors are a party, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to a Final Order, (ii) is the subject of a pending motion for authority to assume the contract or lease Filed by the Debtors prior to the Confirmation Date, or (iii) is identified in the Plan Supplement as an executory contract or lease that Debtors intend to assume. Assumption by any of the Debtors shall constitute assumption by the Reorganized Debtor as the successor to each of the Debtors. The filing of the Plan Supplement shall constitute a motion by Debtors to assume, effective on the Effective Date, the executory contracts and leases identified therein. With respect to leases and executory contracts not previously assumed, the Plan Supplement shall set forth a cure amount in accordance with section 365(b)(1) of the Bankruptcy Code for each unexpired lease and executory contract to be assumed. Unless the non-debtor parties timely object to such amount, the confirmation of the Plan shall constitute consent to the approval of the assumption of such executory contracts and unexpired leases and a determination that such cure amount is sufficient under section 365(b)(1) of the Bankruptcy Code.

               7.2 CURE PAYMENTS. Any monetary defaults under each executory contract and unexpired lease to be assumed under the Plan in the amount either set forth in the Plan Supplement, motion to assume, or Final Order shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, either: (1) by payment by the Reorganized Debtor of the default amount in Cash on the Effective Date, or (2) on such other terms as agreed to by the Reorganized Debtor and the non-debtor parties to such executory contract or unexpired lease. In the event of a dispute regarding (i) the amount of any cure payments, (ii) the ability of the Reorganized Debtor to provide adequate assurance of future performance under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, the cure payments required by section

PLAN SUPPLEMENT FOR DEBTORS' AMENDED JOINT
PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000

365(b)(1) of the Bankruptcy Code shall be made by the Reorganized Debtor following the entry of a Final Order resolving the dispute and approving assumption.

               7.3 BAR DATE FOR FILING OF REJECTION CLAIMS. Any Claim for damages arising from the rejection under this Plan of an executory contract or unexpired lease must be Filed within thirty (30) days after the mailing of notice of Confirmation or be forever barred and unenforceable against the Debtors, the Estates, any of their affiliates and their properties and barred from receiving any distribution under this Plan.

        3. As provided in the Plan, the Plan Supplement consists of the following: Exhibit "A" - Proposed Amended By-Laws and proposed Amended Certificate of Incorporation. Exhibit "B" - List of the executory contracts and unexpired leases to be assumed pursuant to the Plan. Copies of the Amended Plan, Disclosure Statement and Supplemental Disclosure are available at www.haynesboone.com/kittyhawk.

        4. Parties with executory contracts or unexpired leases are advised that this Plan Supplement has been filed and that claims they might have against one or more Debtors will be affected by this amendment as described in ss.ss.7.1 -
7.3 of the Amended Plan (as reiterated above).

        PREMISES CONSIDERED, the Debtors file this Plan Supplement and request that all parties take appropriate notice thereof as it may affect their claims and rights, including rights in and to various executory contracts and unexpired leases.

        RESPECTFULLY SUBMITTED this 5th day of December, 2000.


                               /S/ JOHN D. PENN
                               -----------------------

Robert D. Albergotti         John D. Penn                 Sarah B. Foster
State Bar No. 00969800       State Bar No. 15752300       State Bar No. 07297500
Haynes and Boone, LLP        Haynes and Boone, LLP        Haynes and Boone, LLP
901 Main Street, Suite 3100  201 Main Street, Suite 2200  600 Congress Ave., Suite 1600
Dallas, Texas 75202          Fort Worth, Texas 76102      Austin, Texas 78701
Tel. No. (214) 651-5000      Tel. No. (817) 347-6610      Tel. No. (512) 867-8400
Fax No. (214) 651-5940       Fax No. (817) 348-2300       Fax No. (512) 867-8470

ATTORNEYS FOR DEBTORS

PLAN SUPPLEMENT FOR DEBTORS' AMENDED JOINT
PLAN OF REORGANIZATION DATED NOVEMBER 22, 2000

                             CERTIFICATE OF SERVICE



        The undersigned hereby certifies that a copy of the foregoing document was served upon: the parties listed on the attached Service List by first class mail on the 5th day of December, 2000.


                                 /S/ JOHN D. PENN

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 4

                                     BYLAWS

                                       OF

                            KITTY HAWK AIRCARGO, INC.

                             A Delaware Corporation

                                December __, 2000
Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 5

                                TABLE OF CONTENTS

                                                                            Page

        ARTICLE ONE: OFFICES
                      1.1    Registered Office and Agent
                      1.2    Other Offices

        ARTICLE TWO: MEETINGS OF STOCKHOLDERS
                      2.1    Annual Meeting
                      2.2    Special Meeting
                      2.3    Place of Meetings
                      2.4    Notice
                      2.5 Notice of Stockholder Business; Nomination of Director Candidates
                      2.6    Voting List
                      2.7    Quorum
                      2.8    Required Vote; Withdrawal of Quorum
                      2.9    Method of Voting; Proxies
                      2.10   Record Date
                      2.11   Conduct of Meeting
                      2.12   Inspectors

        ARTICLE THREE: DIRECTORS
                      3.1    Management
                      3.2    Number; Qualification; Election; Term
                      3.3    Change in Number
                      3.4    Vacancies
                      3.5    Meetings of Directors
                      3.6    First Meeting
                      3.7    Election of Officers
                      3.8    Regular Meetings
                      3.9    Special Meetings
                      3.10   Notice
                      3.11   Quorum; Majority Vote
                      3.12   Procedure
                      3.13   Presumption of Assent
                      3.14   Compensation

        ARTICLE FOUR: COMMITTEES
                      4.1    Designation
                      4.2    Number; Qualification; Term
                      4.3    Authority
                      4.4    Committee Changes
                      4.5    Alternate Members of Committees
                      4.6    Regular Meetings

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 6

                      4.7    Special Meetings
                      4.8    Quorum; Majority Vote
                      4.9    Minutes
                      4.10   Compensation
                      4.11   Responsibility

        ARTICLE FIVE: NOTICE
                      5.1    Method
                      5.2    Waiver

        ARTICLE SIX: OFFICERS
                      6.1    Number; Titles; Term of Office
                      6.2    Removal
                      6.3    Vacancies
                      6.4    Authority
                      6.5    Compensation
                      6.6    Chairman of the Board and Chief Executive Officer
                      6.7    President
                      6.8    Vice Presidents
                      6.9    Treasurer
                      6.10   Assistant Treasurers
                      6.11   Secretary
                      6.12   Assistant Secretaries

        ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS
                      7.1    Certificates for Shares
                      7.2    Replacement of Lost or Destroyed Certificates
                      7.3    Transfer of Shares
                      7.4    Registered Stockholders
                      7.5    Regulations
                      7.6    Legends

        ARTICLE EIGHT: MISCELLANEOUS PROVISIONS
                      8.1    Dividends
                      8.2    Reserves
                      8.3    Books and Records
                      8.4    Fiscal Year
                      8.5    Seal
                      8.6    Resignations
                      8.7    Securities of Other Corporations
                      8.8    Telephone Meetings
                      8.9    Action Without a Meeting
                      8.10   Invalid Provisions
                      8.11   Mortgages, etc.
                      8.12   Headings
                      8.13   References

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 7

                                     BYLAWS
                                       OF
                            KITTY HAWK AIRCARGO, INC.
                             A DELAWARE CORPORATION

                                    PREAMBLE

        These bylaws ("bylaws") are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware Corporation Law") and the certificate of incorporation ("Certificate of Incorporation") of Kitty Hawk Aircargo, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware Corporation Law or the provisions of the Certificate of Incorporation, such provisions of the Delaware Corporation Law or the Certificate of Incorporation, as the case may be, will be controlling.


        ARTICLE ONE: OFFICES

        1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

        1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or as the business of the Corporation may require.

        ARTICLE TWO: MEETINGS OF STOCKHOLDERS

        2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may be properly brought before the meeting.

        2.2 Special Meeting. A special meeting of the stockholders may be called by the Board of Directors pursuant to a resolution adopted by a majority of the members of the Board of Directors then serving, by the Chairman of the Board and Chief Executive Officer, or by any holder or holders of record of at least 25% of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 8
may be stated or indicated in the notice of such meeting given in accordance with these bylaws or in a duly executed waiver of notice of such meeting.

        2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the Board of Directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

        2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board and Chief Executive Officer, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

        2.5  Notice of Stockholder Business; Nomination of Director Candidates.

        (a) At annual meetings of the stockholders, only such business shall be conducted as shall have been brought before the meetings (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in this Section 2.5.

        (b) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 2.5.

        (c) A stockholder must give timely, written notice to the Secretary of the Corporation to nominate directors at an annual meeting pursuant to Section 2.5(b) hereof or to propose business to be brought before an annual or special meeting pursuant to clause (iii) of Section 2.5(a) hereof. To be timely in the case of an annual meeting, a stockholder's notice must be received at the principal executive offices of the Corporation not more than 180 days nor less

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation    Page 9
than 90 days before the first anniversary of the preceding year's annual meeting. To be timely in the case of a special meeting or in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, a stockholder's notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. For purposes of this Section 2.5(c), "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934. Such stockholder's notice shall set forth (i) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) with respect to each person, if any, whom the stockholder proposes to nominate for election as a director, all information relating to such person (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Securities Exchange Act of 1934, as amended, (iii) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (iv) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and (v) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

        (d) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted, and no person shall be nominated to serve as a director, at an annual or special meeting of stockholders, except in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting, or that a nomination was not made, in accordance with the procedures prescribed by these bylaws and, if he shall so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted and any defective nomination shall be disregarded. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.5.

        2.6 Voting List. At least 10 days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares of capital stock registered in the name of each stockholder. For a period of 10 days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 10
such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

        2.7 Quorum. The holders of a majority of the outstanding shares of capital stock entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy (or, if no stockholder entitled to vote is present, any officer of the Corporation), may adjourn the meeting from time to time without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

        2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote thereat who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of law, the Certificate of Incorporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question; provided, however, that the vote of the holders of a plurality of the outstanding shares of capital stock entitled to vote in the election of directors who are present, in person or by proxy, shall be required to effect elections of directors. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

        2.9 Method of Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation or by law, each outstanding share of capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

        2.10 Record Date. For the purpose of determining stockholders entitled
(a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 11
any dividend or other distribution or allotment of any rights, or (c) to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed:

               (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

               (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        2.11 Conduct of Meeting. The Chairman of the Board and Chief Executive Officer, if such office has been filled, and, if such office has not been filled or if the Chairman of the Board and Chief Executive Officer is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by resolution adopted by the Board of Directors, or if no officer has been given such authority, by some person appointed at the meeting.

        2.12 Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 12

        ARTICLE THREE: DIRECTORS

        3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        3.2 Number; Qualification; Election; Term. The Board of Directors shall consist of no less than one director (plus such number of directors as may be elected from time to time pursuant to the terms of any series of preferred stock that may be issued and outstanding from time to time). Subject to the preceding sentence, the number of directors which shall constitute the whole Board of Directors shall from time to time be fixed and determined by resolution adopted by the Board of Directors. Each director shall hold office until his successor shall have been duly elected and qualified.

        Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of common stock), to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of the Certificate of Incorporation (including any amendment to the Certificate of Incorporation that designates a series of preferred stock).

        3.3 Change in Number. No decrease in the number of directors constituting the entire Board of Directors shall have the effect of shortening the term of any incumbent director.

        3.4 Vacancies. Any or all directors may be removed for cause at any annual or special meeting of stockholders, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such directors, provided that notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Newly created directorships resulting from any increase in the authorized number of directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification, removal or other termination from office of any directors may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the affirmative vote, at a special meeting of the stockholders called for the purpose of filling such directorship, of the holders of a majority of the outstanding shares of capital stock then entitled to vote in person or by proxy at such meeting. Each successor director so chosen shall hold office until his respective successor shall have been duly elected and qualified.

        3.5 Meetings of Directors. The directors may hold their meetings and may have an office and keep the records of the Corporation, except as otherwise provided by law, in such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

        3.6 First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 13

        3.7 Election of Officers. At the first meeting of the Board of Directors after each annual meeting of stockholders at which a quorum shall be present, the Board of Directors shall elect the officers of the Corporation.

        3.8 Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

        3.9 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board and Chief Executive Officer, or any director.

        3.10 Notice. The Secretary shall give notice of each special meeting to each director at least 24 hours before the meeting. Notice of any such meeting need not be given to any director who, either before or after the meeting, submits a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. The purpose of any special meeting shall be specified in the notice or waiver of notice of such meeting.

        3.11 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there is less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board of Directors. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

        3.12 Procedure. At meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine. The Chairman of the Board and Chief Executive Officer, if such office has been filled, and, if such office has not been filled or if the Chairman of the Board and Chief Executive Officer is absent or otherwise unable to act, the President shall preside at all meetings of the Board of Directors. In the absence or inability to act of such officers, a chairman shall be chosen by the Board of Directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

        3.13 Presumption of Assent. A director of the Corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 14
or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

        3.14 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

        ARTICLE FOUR: COMMITTEES

        4.1 Designation. The Board of Directors may designate one or more committees.

        4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

        4.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the Certificate of Incorporation, or these bylaws.

        4.4 Committee Changes. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

        4.5 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

        4.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

        4.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 15

        4.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws.

        4.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

        4.10 Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

        4.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

        ARTICLE FIVE: NOTICE

        5.1 Method. Whenever by statute, the Certificate of Incorporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

        5.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 16

        ARTICLE SIX: OFFICERS

        6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chairman of the Board and Chief Executive Officer, a President, a Secretary, and such other officers as the Board of Directors may from time to time elect or appoint, including one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

        6.2 Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

        6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the Board of Directors.

        6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these bylaws.

        6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board and Chief Executive Officer or the President.

        6.6 Chairman of the Board and Chief Executive Officer. The Chairman of the Board and Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the supervision of the Board of Directors of the Corporation, shall have the general management and control of the Corporation and its subsidiaries (including the right to vote the voting securities of the subsidiaries of the Corporation on behalf of the Corporation), shall preside at all meetings of the stockholders and of the Board of Directors and may sign all certificates for shares of capital stock of the Corporation.

        6.7 President. The President shall be the chief operating officer of the Corporation and, subject to the supervision of the Chairman of the Board and Chief Executive Officer, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. In the absence or inability to act of the Chairman of the Board and Chief

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 17

Executive Officer, the President shall exercise all of the powers and discharge all of the duties of the Chairman of the Board and Chief Executive Officer. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chairman of the Board and Chief Executive Officer shall be conclusive evidence that the Chairman of the Board and Chief Executive Officer is absent or unable to act. The President may sign all certificates for shares of stock of the Corporation.

        6.8 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board and Chief Executive Officer, or the President, and (in order of their seniority as determined by the Board of Directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

        6.9 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board and Chief Executive Officer, or the President.

        6.10 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board and Chief Executive Officer, or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

        6.11 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board and Chief Executive Officer or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal, if any, of the Corporation thereto. He may sign with the Chairman of the Board and Chief Executive Officer or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the Board of Directors, the Chairman of the Board and Chief Executive Officer, and the President.

        6.12 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board and Chief Executive Officer, or the President. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 18
by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

        ARTICLE SEVEN: CERTIFICATES AND STOCKHOLDERS

        7.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board and Chief Executive Officer or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

        7.2 Replacement of Lost or Destroyed Certificates. The Corporation may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

        7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

        7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

        7.5 Regulations. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 19

        7.6 Legends. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

        ARTICLE EIGHT: MISCELLANEOUS PROVISIONS

        8.1 Dividends. Subject to provisions of law and the Certificate of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

        8.2 Reserves. There may be created by the Board of Directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Board of Directors shall consider beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

        8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

        8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board of Directors; provided, that if such fiscal year is not fixed by the Board of Directors and the selection of the fiscal year is not expressly deferred by the Board of Directors, the fiscal year shall be the calendar year.

        8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the Board of Directors.

        8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the Board of Directors or by giving written notice to the Board of Directors, the Chairman of the Board and Chief Executive Officer, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        8.7 Securities of Other Corporations. The Chairman of the Board and Chief Executive Officer or the President shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy, or consent with respect to any such securities.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 20

        8.8 Telephone Meetings. Members of the Board of Directors and members of a committee of the Board of Directors may participate in and hold a meeting of such Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        8.9 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee of the Board of Directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board or committee, as the case may be.

        Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

        8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

        8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage, or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

        8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

        8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 21

        8.14 Citizenship Requirements of Officers and Directors. Persons who are not U.S. Citizens (as defined in the Certificate of Incorporation) are not qualified to serve as a director or officer of the Corporation.


        * * * * *

        The undersigned Secretary of the Corporation hereby certifies that the foregoing bylaws were adopted by unanimous consent of the directors of the
Corporation as of December   , 2000.




                 , Secretary

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 22

                          CERTIFICATE OF INCORPORATION
                                       OF
                            KITTY HAWK AIRCARGO, INC.


        FIRST: The name of the Corporation is Kitty Hawk Aircargo, Inc.

        SECOND: The address of the initial registered office of the Corporation in the State of Delaware is 1201 North Market Street in the City of Wilmington, County of New Castle. The name and address of its initial registered agent is Delaware Corporation Organizers, Inc., Wilmington, Delaware 19801.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law ("DGCL"). The Corporation is to have perpetual existence.

        FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 65,000,000 shares of capital stock, classified as (i) 62,000,000 shares of common stock, $0.01 par value ("Common Stock"), and (ii) 3,000,000 shares of preferred stock, $0.01 par value ("Preferred Stock").

        The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

        1. Provisions Relating to the Preferred Stock.

        (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted, as hereinafter prescribed, by the entire board of directors of the Corporation ("Board of Directors") or (to the extent permitted by law) by any duly designated committee thereof ("Committee").

        (b) Authority is hereby expressly granted to and vested in the Board of Directors or Committee to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 23

               (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

               (ii) the number of shares to constitute the class or series and the designations thereof;

               (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

               (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

               (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

               (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

               (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares or any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

               (ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors or Committee deem advisable.

        (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors or Committee may increase the number of shares of the Preferred Stock designated for any

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 24
existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors or Committee may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

        2. Provisions Relating to the Common Stock.

        (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

        (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Board of Directors or Committee at any time and from time to time out of any funds of the Corporation legally available therefor.

        (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

        3. General.

        (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors or Committee, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

        (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors or Committee. The Board of Directors or Committee shall be empowered to set the exercise price, duration, times for exercise, and other

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 25
terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

        FIFTH: The number of directors constituting the Board of Directors shall be fixed by, or in the manner provided in, the bylaws of the Corporation, provided that such number shall be no less than one (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding from time to time) and until changed in accordance with the manner prescribed by the bylaws shall be seven (7).

        Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of Common Stock), to elect directors, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any amendment to this Certificate of Incorporation that designates a series of Preferred Stock).

        Any or all directors may be removed, with or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock of the Corporation then entitled to vote at an election of such directors.

        The names and addresses of the persons who are to serve as directors until their respective terms of office expire (as described below) or until their successors are elected and qualified, are as follows:

               Name                 Mailing Address

               [RESERVED]


        SIXTH: All the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend, and repeal from time to time the bylaws of the Corporation and to make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the Board of Directors or to make new bylaws).

        SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under ss.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under ss.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 26
of the creditors of class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        EIGHTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

        NINTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended.

        Such rights shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article NINTH is in effect. Any repeal or amendment of this article NINTH shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article NINTH. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL.

        If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 27
of the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification by the Corporation is not permissible.

        In the event of the death of any person having rights of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

        The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

        As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

        TENTH: The Corporation expressly elects not to be governed by Section 203 of the DGCL.

        ELEVENTH: Special meetings of stockholders of the Corporation may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the Directors then serving, by the Chairman of the Board of Directors, or by any holder or holders of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called.

        TWELFTH: Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon shall be required to amend, alter, or repeal any one or more of Articles EIGHTH, NINTH and TWELFTH of this Certificate of Incorporation.

        THIRTEENTH:  The name and the mailing address of the incorporator are:

               Name                                Mailing Address

        Garrett A. DeVries                         Haynes and Boone, LLP
                                                   901 Main Street, Suite 3100
                                                   Dallas, Texas  75202

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 28

        THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of December, 2000.




        Garrett A. DeVries, Incorporator

Exhibit "A" - Proposed Amended Bylaws and Certificate of Incorporation   Page 29

                            AGREEMENTS TO BE ASSUMED

    DATE        ENTITY   LOCATION        TYPE               DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
12/30/96       KHAC     DFW          Aircraft Lease   Aircraft Lease for      TA Air IX, Corp./First Security Bank    $0.00
                                                      N750US                  5080 Spectrum Drive
                                                                              Suite 1100 West
                                                                              Dallas, Texas  75248
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
12/30/96       KHAC     DFW          Aircraft Lease   Aircraft Lease for      TA Air IX, Corp./First Security Bank    $0.00
                                                      N751US                  5080 Spectrum Drive
                                                                              Suite 1100 West
                                                                              Dallas, Texas  75248
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
11/4/99        KHAC     DFW          Aircraft Lease   Aircraft Lease          Republic Advanced Freighter 901, Inc.
                                                      Agreement for N901RF    3300 S. Parker Road, 5th Floor
                                                                              Aurora, CO  80014-3527                  $0.00
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
11/5/99        KHAC     DFW          Aircraft Lease   Aircraft Lease          Republic Advanced Freighter 902, Inc.   $0.00
                                                      Agreement Lease for     3300 S. Parker Road, 5th Floor
                                                      N902RF                  Aurora, CO  80014-3527
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
12/25/96       KHAC     DFW          Aircraft Lease   Lease Agreement 264 -   Pegasus Capital Corporation             $0.00
                                                      ASSUMED AS MODIFIED     C/o Pegasus Aviation, Inc.
                                                                              4 Embarcadero Center, Suite 3550
                                                                              San Francisco, CA  94111
-------------- -------- ------------ ---------------- ----------------------- --------------------------------------- -------------
9/1/99         KHAC     DFW          Aircraft Lease   Lease Agreement 579 -   First Security Bank, NA                 $0.00
                                                      ASSUMED AS MODIFIED     79 South Main Street
                                                                              Salt Lake City, UT  84111
                                                                              Attn:  Corporate Trust Department

Exhibit "B" - Agreements to Be Assumed                                   Page 30

                            AGREEMENTS TO BE ASSUMED

    DATE           ENTITY  LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
11/1/99           KHAC     DFW      Aircraft Lease   Lease Agreement 936 -   Pegasus Aviation II, Inc.               $0.00
                                                     ASSUMED AS MODIFIED     c/o Pegasus Aviation, Inc.
                                                                             4 Embarcadero Center, Suite 3550
                                                                             San Francisco, CA  94111
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
11/1/99           KHAC     DFW      Aircraft Lease   Lease Agreement 748 -   Pacific AirCorp 748, Inc.               $0.00
                                                     ASSUMED AS MODIFIED     c/o Pegasus Aviation, Inc.
                                                                             4 Embarcadero Center, Suite 3550
                                                                             San Francisco, CA  94111
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
1/15/99           KHAC     DFW      Aircraft Lease   Lease Agreement 735 -   First Security Bank, NA                 $0.00
                                                     ASSUMED AS MODIFIED     79 South Main Street
                                                                             Salt Lake City, UT  84111
                                                                             Attn: Corporate Trust Department
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
7/29/99           KHAC     DFW      Aircraft Lease   Lease Agreement 780 -   First Security Bank, NA                 $0.00
                                                     ASSUMED AS MODIFIED     79 South Main Street
                                                                             Salt Lake City, UT  84111
                                                                             Attn:  Corporate Trust Department
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
5/21/99           KHAC     DFW      Aircraft Lease   Lease Agreement 916 -   Pacific AirCorp 916, Inc.               $0.00
                                                     ASSUMED AS MODIFIED     c/o Pegasus Aviation, Inc.
                                                                             4 Embarcadero Center, Suite 3550
                                                                             San Francisco, CA  94111
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
11/4/99           KHAC     DFW      Aircraft Lease   Aircraft Lease          Wren Equipment Finance Ltd.             $0.00
                                                     Agreement 21269 -       Fitzroy House
                                                     ASSUMED AS MODIFIED     18-20 Grafton Street
                                                                             Mayfair, London W1X3LE England
                                                                             Contact:  David L. Massie
----------------- -------- -------- ---------------- ----------------------- --------------------------------------- ---------------
7/1/99 - 7/1/00     KHInc  DFW       Aircraft        Aircraft maintenance    Accel Aviation Accessories, Inc.        Rotable Repair
                                     Maintenance     Vendor # 64018          1234 Viscaye Pkwy.                      ($3496.29)
                                     Agreement                               Cape Coral, FL 33990                    (credit bal.)

Exhibit "B" - Agreements to Be Assumed                                   Page 31

                            AGREEMENTS TO BE ASSUMED

  DATE     ENTITY      LOCATION          TYPE               DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
--------- -------- ----------------- ---------------- ----------------------- --------------------------------------- --------------
3/6/00    KHAC     Jacksonville, FL  Aircraft         General Terms of        FlightStar Aircraft Service, Inc.       NEED TO CHECK
                                     Maintenance      Agreement               P.O. Box 18035                          W/ PAT
                                     Agreement                                Jacksonville, Florida 32229
--------- -------- ----------------- ---------------- ----------------------- --------------------------------------- --------------
__/__/00  KHAC     Memphis, TN       Airport                                  Memphis-Shelby County Airport           Landing &
                                     Operating        Exclusive Airport       Authority                               Parking
                                     Agreement        Operating Agreement     Director of Properties                  $28,822.72
                                                                              2491 Winchester Road, Suite 113
                                                                              Memphis, TN  38116
--------- -------- ----------------- ---------------- ----------------------- --------------------------------------- --------------
7/23/96   KHC      Albuquerque, NM   Airport          Airfreight Operators    City of Albuquerque
                                     Operating        Operating Agreement,    Albuquerque International Airport       A/C Parking &
                                     Agreement        as amended              P.O. Box 9022                           Landing
                                                      Vendor # 59550          Albuquerque, NM  87119                  $47,938.82
--------- -------- ----------------- ---------------- ----------------------- --------------------------------------- --------------
2/1/95    Kitty    DFW Airport       Airport          Aviation Operating      DFW Int'l Airport                       V# 24361
          Hawk                       Operating        Permit No. 23664-1      P. O. Drawer DFW                        Landing
          Airways                    Agreement                                DFW Airport, TX  75261                  $18,722.18
                                                      Vendor # 24361          PO Box 844281
                                                      Vendor # 61126          Zip-75284-4281                          V# 61126
                                                                                                                      Landing
                                                                                                                      $93,440.86
--------- -------- ----------------- ---------------- ----------------------- --------------------------------------- --------------
          KHAC     Houston, TX -     Airport          Airport use & lease     City of Houston,                        Parking &
                   IAH               Operating                                P.O. Box 60106                          Landing
                                     Agreement        Vendor # 57261          Houston, Texas 77205-0106               $25,998.57
                                                                              Attn: Finance/Dept. of Aviation

Exhibit "B" - Agreements to Be Assumed                                   Page 32

                            AGREEMENTS TO BE ASSUMED

   DATE            ENTITY      LOCATION         TYPE          DOCUMENT             NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
---------------- ---------- ---------------- ---------- -------------------- --------------------------------------- ---------------
6/8/95           AIA (KH    Huntsville-      Airport    Huntsville-Madison   Huntsville-Madison Airport              Rent
                   Int'l)   Madison          Operating  County Air Carrier   1000 Glenn Hearn Blvd                   $0.00
                            County, Alabama  Agreement  Operating & Landing  Box 20008
                                                        Rights Permit        Huntsville, AL  35824-2101
                                                        Vendor # 61546
---------------- ---------- ---------------- ---------- -------------------- --------------------------------------- ---------------
2/1/98 - 1/31/00 AIA        Indianapolis, IN Airport    Airport Use Permit   Airport Director                        Landing Fees
                 (KH Int'l)                  Operating  Vendor # 31966       Indianapolis Int'l Airport              $175,805.54
                                             Agreement                       2500 S. High School Road, Suite 100
                                                                             Indianapolis, IN  46241
                                                                             PO BOX 66755
                                                                             Zip-46266-6755
---------------- ---------- ---------------- ---------- -------------------- --------------------------------------- ---------------
4/22/99          KHAC       Knoxville, TN    Airport    Commercial Aircraft  Metropolitan Knoxville Airport          Landing
                                             Operating  Operating Agreement  Authority                               $34,594.04
                                             Agreement  Vendor # 42411       P. O. Box 15600
                                                                             Knoxville, TN  37901
---------------- ---------- ---------------- ---------- -------------------- --------------------------------------- ---------------
1/13/97          KHAC       Los Angeles, CA  Airport    Non-Exclusive        City of Los Angeles                     Landing &
                                             Operating  Operating Permit     Department of Airports                  Parking
                                             Agreement  Vendor # 61102       1 World Way                             $ 149,007.07
                                                                             P. O. Box 92216                         Customs
                                                                             Los Angeles, CA  90009-2216             $440.84
                                                                             File 54989, Provider 06750              Rent
                                                                             Los Angeles, CA  90074-4989             $0.00

Exhibit "B" - Agreements to Be Assumed                                   Page 33

                            AGREEMENTS TO BE ASSUMED

   DATE      ENTITY        LOCATION         TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY     CURE AMOUNT
---------- ------------ ------------- ---------------- ----------------------- ----------------------------------- ---------------
           AIA (KH      Newark, NJ    Airport          Airport Operating       The Port Authority of New York and  Landing &
           Int'l)                     Operating        Agreement               New Jersey                          Parking
                                      Agreement                                One World Trade Center              $19,930.21
                                                                               New York, NY  10048
                                                                               PO Box 17309
                                                                               Zip Code-07194
---------- ------------ ------------- ---------------- ----------------------- ----------------------------------- ---------------
9/1/99     Kitty        Oakland Int'l Airport          Monthly Rate Aircraft   Port of Oakland   V# 29516 & 63801  V# 29516
           Hawk         Airport       Operating        Parking Application     File No. 73752                      Parking &
           Airways                    Agreement        and Agreement for Air   PO Box 60000                        Landing
                                                       Carrier Licensing       San Francisco, CA  94160-3752       $16,074.64
                                                       Airport Facilities at                                       Tent Site
                                                       the Metropolitan        530 Water St.  V# 61140             Rent ('99)
                                                       Oakland International   PO Box 2064                         $545.00
                                                       Airport                 Oakland, CA  94604
                                                                                                                   V# 63801
                                                                                                                   Landing
                                                                                                                   $41.84
                                                                                                                   Rent $1914.40

                                                                                                                   V# 61140
                                                                                                                   Landing &
                                                                                                                   Parking
                                                                                                                   $5127.80
---------- ------------ ------------- ---------------- ----------------------- ----------------------------------- ---------------
5/14/99      KHAC       Orlando, FL   Airport          Non Signatory Airline   Greater Orlando Aviation Authority  Landing
                                      Operating        Operating Agreement     One Airport Blvd.                   $16,679.15
                                      Agreement        Vendor # 29049          Orlando, Fl  32827

Exhibit "B" - Agreements to Be Assumed                                   Page 34

                            AGREEMENTS TO BE ASSUMED

     DATE          ENTITY      LOCATION           TYPE             DOCUMENT            NAME/ADDRESS OF NON-KH PARTY    CURE AMOUNT
---------------- ---------- ----------------- ------------- --------------------- ----------------------------------- --------------
8/25/99          KHAC       Sacramento, CA    Airport       Operating Agreement   Director of Airports                Landing
                                              Operating     Sacramento Mather     Sacramento County Department of     $166,981.15
                                              Agreement     Airport               Airports                            Parking
                                                            Vendor # 57712        6900 Airport Blvd.                  $772.50
                                                                                  Sacramento, CA  95837
---------------- ---------- ----------------- ------------- --------------------- ----------------------------------- --------------
9/12/97          KHAC       San Francisco,    Airport       Airline Operating     San Francisco Int'l Airport         Landing &
(until revoked)             CA                Operating     Permit                International Terminal, 5th Floor   Parking
                                              Agreement     Vendor # 36089        P. O. Box 8097                      $142,420.61
                                                                                  San Francisco, CA  94128
                                                                                  Attn: Airport Director
                                                                                  PO Box 7743, Zip Code - 94120
---------------- ---------- ----------------- ------------- --------------------- ----------------------------------- --------------
11/23/87         Connie     Seattle, WA       Airport       Operating Agreement   The Port of Seattle Operations      Landing
                 Kalitta                      Operating     Vendor # 70588 &      Dept.                               V# 70558
                 Services                     Agreement     29583                 P. O. Box 68727                     $246.15
                 (KH Int'l)                                                       Seattle, WA  98168                  Landing &
                                                                                                                      Parking
                                                                                  PO Box 34249-1249                   V# 29583
                                                                                  Seattle WA  98124-1249              $465,579.65
                                                                                                                      Rent $2031.12
---------------- ---------- ----------------- ------------- --------------------- ----------------------------------- --------------
5/20/98          KHAC       Spokane, WA       Airport       Use Agreement between Spokane Airport Board               Landing
                                              Operating     the Spokane Airport   P. O. Box 19186                     $57,023.09
                                              Agreement     Board and KHAC        Spokane, WA  99219
                                                            Vendor # 38789
---------------- ---------- ----------------- ------------- --------------------- ----------------------------------- --------------
5/1/99           KH Cargo                     Airport       Airport Cargo Ramp    Denver International Airport        Ramp Rental,
(effective date) & KH Inc   Denver, CO        Operating     Facilities Agreement  Airport Office Building, Room 9870  Parking and
                                              Agreement and btwn City and County  8500 Pena Boulevard                 Landing Fees
                                              Ramp Rental   of Denver and KH Inc  Denver, CO 80249-6340               $61,315.36
                                                            and KH Cargo at DIA   Attn: William T. Roche              (at signatory
                                                                                                                      rate)

Exhibit "B" - Agreements to Be Assumed                                   Page 35

                            AGREEMENTS TO BE ASSUMED

  DATE       ENTITY      LOCATION           TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
4/13/98    KHInc.    Ft. Wayne, IN     Airport          Building Lease          Ft. Wayne-Allen County Authority        Parking,
                                       Operating                                Room 209, Lt. Paul Baer Terminal        Landing,
                                       Agreement/Real   Addendum No. 1 to       Fort Wayne, IN  46809                   Customs
                                       Property Lease   Building Lease                                                  $323,377.38

                                                        Ground Lease

                                                        Operating
                                                        Agreement -
                                                        ASSUMED AS
                                                        MODIFIED

                                                        And any all other
                                                        agreements, if any,
                                                        by any Debtor with
                                                        the Authority or any
                                                        related party that
                                                        relate to facilities
                                                        and operations by
                                                        any Debtor at the
                                                        Fort Wayne
                                                        International Airport
                                                        Vendor # 68218

Exhibit "B" - Agreements to Be Assumed                                   Page 36

                            AGREEMENTS TO BE ASSUMED

   DATE      ENTITY      LOCATION          TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
---------- ---------- --------------- ---------------- ----------------------- --------------------------------------- -------------
2/16/99    AIA (KH    Mather, CA      Auto Lease       Blazer lease            Team One Chevrolet-Oldsmobile, Inc.     $0.00
           Int'l)                                      Vendor #61693;          1616 Lansing Rd.
                                                       GMAC Smartlease         Charlotte, MI 48813

                                                                               GMAC
                                                                               PO Box 5180
                                                                               Carol Stream IL  60197-5180
---------- ---------- --------------- ---------------- ----------------------- --------------------------------------- -------------
4/9/98     AIA (KH    ALL             Communication    MCI One Special         MCI Telecommunications Corporation      $174,690.51
(3 yrs)    Int'l -                    Services         Customer Arrangement(1) Three Ravisin Drive
           but used                   Agreement        Multiple Accounts       Atlanta, GA 30346
           by all)                    (long distance
                                      and network)
---------- ---------- --------------- ---------------- ----------------------- --------------------------------------- -------------
           KHAC       Atlanta/Boston/ Deicing          Deicing at Atlanta,     Delta Air Lines                         $0.00
                      DFW             Agreement        Boston & DFW            TOC-1, Dept. 490
                                                                               Hartsfield Atlanta Int'l Airport
                                                                               Atlanta, GA 30320-0001
---------- ---------- --------------- ---------------- ----------------------- --------------------------------------- -------------
Various    ALL        ALL             Equipment lease  Vendor # 55680          AT&T Wireless  (V. # 59984)             V# 55680
           Entities                                    PO Box 650054           PO Box 97058                            $12,527.56
                                                       Dallas, TX 75265        (Acct. # 8046)                          Various Ph's

                                                       Vendor # 66351                                                  V# 59984
                                                       PO Box 78224                                                    $37,179.32
                                                       Phoenix, AZ  85062
                                                                                                                       V# 66351
                                                                                                                       $327.39
                                                                                                                       Various Ph's

------------

(1) The MCI Contract is being assumed on a preliminary basis, pending further financial analysis. In the event that the Debtors ultimately determine not to assume the MCI Contract, it will notify MCI accordingly and shall agree to give MCI 45 days to file a Proof of Claim attributable to its premature termination damages.

Exhibit "B" - Agreements to Be Assumed                                   Page 37

                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY       LOCATION         TYPE              DOCUMENT             NAME/ADDRESS OF NON-KH PARTY       CURE AMOUNT
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
Various       All         ALL             Equipment lease  Pagers (multiple     Verizon Pagers(Wireless Messaging)      $48,246.00
              Entities                                     accounts)            580 Decker   STE 101
                                                           Acct #"s             Irving, TX  75062
                                                           H1-770266
                                                           H1-770267
                                                           H1-770268
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
12/31/99      KHAC        Blytheville, AR Equipment lease  Equipment lease      Finova Capital Corp.                    $23,751.36
                                                           #C101100102          115 W Century Rd.
                                                           Vendor # 80872       Paramus, NJ 07652
                                                                                Attn: Pamela Marchant
                                                                                ATTN: John W. Ferrell
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
              KHAC        DFW             Equipment lease  Equipment3 Cannon    IOS Capital                             $0.00
                                                           microfiche, acct     PO Box 9115
                                                           #429993-201904,      Macon, GA  31208-9115
                                                           vendor #32504
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
              KHInc.      DFW             Equipment lease  Vending machines     Aramark Refreshment Services            $5699.10
                                                           Vendor # 65527       5073 Martin Luther King Fwy
                                                                                Ft. Worth, TX 76119
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
8/12/99       KHAC        Mather, CA      Equipment Lease  Lease of 6 trailers  GE Capital Modular                      $3707.73
                                                           Vendor # 28097       3287 Monier Circle
                                                                                Rancho Cordova, CA 95742
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
11/8/99       KHAC        Sacramento, CA  Equipment lease  Ground Equipment     Finova Capital Corp.                    $86,797.95
                                                           lease #C101100101    115 W. Century Rd.
                                                           Vendor # 80872       Paramus, NJ 07652
                                                                                Attn: Pamela Marchant and
                                                                                John W. Ferrell
------------- ----------- --------------- ---------------- -------------------- --------------------------------------- ------------
              KHAC Postal SEA             Equipment Lease  Lease # 56360        Lease Corp. of America (vendor #        $1,222.44
                                                           (3 Additional Radios 79149) PO Box 650336
                                                           leased)              Dallas, TX  75265-0336

Exhibit "B" - Agreements to Be Assumed                                   Page 38
                            AGREEMENTS TO BE ASSUMED

   DATE     ENTITY       LOCATION           TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
           KHAC      SEA               Equipment Lease  Lease of Radios         Lease Corp. of America                  V# 39562
                                                        #33681 and #50558       PO Box 2000                             $985.87
                                                        Acct #132827 - Vendor   Houston, TX  77216-0956
                                                        #39562, Vendor # 39554                                          V# 39554
                                                                                                                        $1974.74
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
5/26/99    KHInc     ALL                Fare Agreement  Agreement for Free      Southwest Airlines Co.                  Employee
                                                        and Reduced Rate        P.O. Box 36611                          Tickets
                                                        Transportation dated    Dallas, TX 75235-1611                   $338.71
                                                        5/26/99                 Attn: Kay Gaskill, Mgr. Pass Bureau
                                                        Vendor # 38172          PO Box 971093
                                                                                Zip 75397
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
________   KHInc.    DFW               Furniture Lease  Vendor #39204           Steelcase Financial Services, Inc.      $19,861.42
                                                        Office furniture lease  PO Box 91200
                                                                                Chicago, IL  60693
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
           KHInc     DFW               Furniture Lease  2 leases                Business Interiors                      $368.06
                                                        Vendor #57944           PO Box 911836                           (2 monthly
                                                        Lease # 196893          Dallas, TX  75391-1836                  payments)
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
12/1/99    KHCargo   Fort Wayne, IN    Furniture Lease  Lease for apt           Cort Furniture                          $10.00 Late
(12 mos)                                                furniture               4904 Century Plaza Rd.                  Fee
                                                        Vendor #76999           Indianapolis, IN 46254
---------- --------- ----------------- ---------------- ----------------------- --------------------------------------- ------------
           KHAC      Mather, CA        Furniture lease  Vendor #77029           Brook Furniture Rental                  $1124.25
                                                                                2199 Norse Dr., Suite A
                                                                                Pleasant Hill, CA 94523
                                                                                Dept. LA 21909
                                                                                Pasadena, CA  91185-1909

Exhibit "B" - Agreements to Be Assumed                                   Page 39
                            AGREEMENTS TO BE ASSUMED

    DATE           ENTITY     LOCATION       TYPE             DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
2/28/00           KHCargo   BNA           Ground      Ground Handling         Burton's Air Freight Service            $0.00
                                          Handling    Agreement               321 Airfreight Blvd.
                                          Agreement   Vendor # 87097          Nashville, TN 37217
                                                                              Attn: Bobby Burton, Owner
                                                                              317 Airfreight Blvd.
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
6/11/99           KHAC      GEG           Ground      Ground Handling         Spokane Airways                         Rent
                                          Handling    Agreement               P.O. Box 19009                          $3117.52
                                          Agreement   Vendor # 38771          Spokane International Airport           Grnd Handling
                                                                              Spokane, WA 99219                       $189,479.35
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
5/30/2000         KHCargo   Oakland, CA   Ground      Ground Handling         Transair Services                       Grnd Handling
(mo-to-mo)                                Handling    Agreement               P. O. Box 1523                          $777.78
                                          Agreement   Vendor #44337           Winter Park, FL  32790
                                                                              Attn:  Ken Sturgill
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
3/24/98           KHAC      TYS           Ground      Ground Handling         KnoxAir                                 Rent
                                          Handling    Agreement               2221 Airport Highway                    $600.00
                                          Agreement   Vendor # 37735          Alcoa, TN 37701                         Grnd Handling
                                                                                                                      & Tech Svcs
                                                                                                                      $71,718.80
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
2/1/95            AIA (KH   Newark, NJ    Ground      Newark International    Port Authority of New York and          $0.00
                  Int'l)                  Handling    Privilege Permit        New Jersey
                                          License                             One World Trade Center
                                                                              New York, NY 10048
----------------- --------- ------------- ----------- ----------------------- --------------------------------------- --------------
3/1/00 - 2/28/02  KHInc     ALL           Insurance   Employee Assistance     Community Health Plus                   $0.00
                                                      Program Services        d/b/a Behavioral Health Partners
                                                      Agreement               Employee Assistance Program
                                                      3/1/00                  120 S. Central, Suite 1000
                                                      Vendor # 84466          Clayton, MO 63105
                                                                              Attn: June Lowell-Oates

Exhibit "B" - Agreements to Be Assumed                                   Page 40
                            AGREEMENTS TO BE ASSUMED

    DATE       ENTITY       LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
7/1/99       KHInt'l      ALL          Insurance        Administrative         Allied Benefit Systems, Inc.            $0.00
6/30/00                                Management       Services Agreement     (Claims Administrator)
(see next                                               Group #22772           208 S. LaSalle St., Suite 1300
entry)                                                  (not executed)         Chicago, IL 60604
                                                        Vendor # 66641
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
5/1/00 -     KHInc        ALL          Insurance        Administrative         Comsal, Inc.                            $500.00
12/31/00                               Management       Services Agreement     d/b/a TaxSaver Plan
                                                        dated 5/1/00           4131 N. Central Expwy.
                                                        (not executed by KH)   Suite 1140, Lock Box 45
                                                        Section 125 flexible   Dallas, TX 75204
                                                        benefit plan
                                                        Vendor # 85900
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
9/1/93       KHInc        ALL          Insurance        Group Annuity          CIGNA Retirement & Investment Services  $0.00
Amended                                Policy           Contract #GA-12649     Connecticut General Life Insurance Co.
12/1/96                                                                        P.O. Box 2975
                                                                               Hartford, CT 06104
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
5/20/99 -    KHInc        ALL          Insurance        Indemnification for    Underwriters at Lloyds                  $0.00
6/1/00                                 Policy           Loss of Profit         C/o The Aviation Agency
                                                        Commission             500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
3/29/00 -    KH Charters  ALL          Insurance        Inland marine          Northern Assurance Company of America   $0.00
3/29/01      Dba                       Policy           insurance              C/o The Aviation Agency
             Kalitta                                                           500 Coventry Lane, Suite 140
             Flying Svc                                                        Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------ ------------ ------------ ---------------- ---------------------- --------------------------------------- -------------
8/1/99 -     KHInc, et    ALL          Insurance        Inland marine          Northern Assurance Company of America   $0.00
8/1/00       al                        Policy           insurance              C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435

Exhibit "B" - Agreements to Be Assumed                                   Page 41
                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY     LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- ------------ ----------- ---------------- ---------------------- --------------------------------------- -------------
10/1/99 -     KHCharters,  ALL         Insurance        Aircraft hull &        Illinois National Insurance Co. (AIG)   $0.00
10/1/00       Kalitta                  Policy           liability insurance    C/o The Aviation Agency
              Flying                                                           500 Coventry Lane, Suite 140
              Service,                                                         Crystal Lake, IL 60014
              OKT                                                              Vendor # 17435
------------- ------------ ----------- ---------------- ---------------------- --------------------------------------- -------------
5/20/99 -     KH           ALL         Insurance        Airline hull &         Houston Casualty Company                $0.00
6/1/00        Companies                Policy           liability (15%)        C/o The Aviation Agency
                                                        insurance              500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- ---------------- ---------------------- --------------------------------------- -------------
5/20/99 -     KH           ALL         Insurance        Airline hull &         Underwriters at Lloyds & various        $0.00
6/1/00        Companies                Policy           liability (85%)        insurance companies
                                                        insurance              C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
3/13/00 -     KHInc        ALL         Insurance        D&O Liability          Great American Insurance Company        $0.00
4/1/01                                 Policy           insurance              C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
4/1/00 -      KHInc, et    ALL         Insurance        Excess auto            National Union Fire Insurance Company   $0.00
4/1/01        al                       Policy           liability insurance    C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435

Exhibit "B" - Agreements to Be Assumed                                   Page 42
                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY     LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
7/1/98        KHInc        ALL         Insurance       Life Insurance Master   Life Insurance Company of North         Cannot ID
(annual)                               Policy          Document                America                                 Vendor/Acct.
Re-issued                                              Policy #FLX-050917      1601 Chestnut St.
5/1/00                                                                         Philadelphia, PA 19192-5744
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
10/1/99       KHInc        ALL         Insurance       Group Insurance Policy  Hartford Life & Accident Insurance Co.  V# 41937
(annual)                               Policy          #GLT-206609             17855 Dallas Pkwy, Suite 100            $11,660.98
                                                       Long term disability    Dallas, TX 75287
                                                       Vendor # 41937          Attn: Rebecka Nichols
                                                       Vendor # 29840          PO Box 891954
                                                                               Zip - 75389-1954
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
Various       KHInt'l,     ALL         Insurance        Mexican aircraft       Seguros Comercial America and           $0.00
effective     KH                       Policy           liability insurance    Seguros Interamericana Independencia
dates         Charters,                                                        C/o The Aviation Agency
              KH Aircargo                                                      500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
5/1/00        KHInc        ALL         Insurance       Group Insurance Policy  UNUM Life Insurance Co. of America      $0.00
(annual)                               Policy          (Draft) dated 5/1/00    North Central Plaza I
                                                       Policy #88013-001       12655 N. Central Expwy., Suite 500
                                                       Pilots LTD insurance    Dallas, TX 75243
                                                       Vendor # 71251          Attn: Steve Brooks, Sr. AE
                                                                               33222 Treasury Center
                                                                               Chicago, IL  60694-3200

Exhibit "B" - Agreements to Be Assumed                                   Page 43
                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY     LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
4/1/00 -      KHInc, et                Insurance       Primary Automobile      Northern Assurance Company of America   $0.00
4/1/01        al           ALL         Policy          insurance               C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
6/1/99 -      KHCharters,  ALL         Insurance        Professional           Evanston Insurance Company              $0.00
6/1/00        KH Charters              Policy           liability insurance    C/o The Aviation Agency
              Dba                                                              500 Coventry Lane, Suite 140
              Kalitta                                                          Crystal Lake, IL 60014
              Flying Svc,                                                      Vendor # 17435
              KHInt'l dba
              AIA, KH
              Medflight
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
4/1/00 -      KHInc, et    ALL         Insurance       Property insurance      Northern Assurance Company of America   $0.00
4/1/01        al                       Policy                                  C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
5/10/99 -     KHInt'l dba  ALL         Insurance        Storage tank           Zurich Insurance Company                $0.00
5/10/00       AIA, KH                  Policy           pollution liability    C/o The Aviation Agency
              Cargo                                     insurance              500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
5/20/99 -     KHInt'l      ALL         Insurance       War hull insurance      Underwriters at Lloyds & various        $0.00
6/1/00        KHAC                     Policy                                  companies
                                                                               C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435

Exhibit "B" - Agreements to Be Assumed                                   Page 44
                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY     LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
1/1/00 -      KHInc &      ALL         Insurance       Workers Comp/           The Insurance Company of the State of   $0.00
1/1/01        all subs                 Policy          Employers Liability     Pennsylvania
                                                       insurance               C/o The Aviation Agency
                                                                               500 Coventry Lane, Suite 140
                                                                               Crystal Lake, IL 60014
                                                                               Vendor # 17435
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
4/1/00        KHInc        ALL         Insurance       Letter agreement        ReliaStar Life Insurance Company        $0.00
(annual)                               Reimbursement   2/23/00                 5080 Spectrum Dr.
                                                       Excess risk insurance   Suite 711-West
                                                       (medical)               Addison, TX 75001
                                                                               Attn: Mark E. Stecklein
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
4/7/00        KHCargo      FWA         Maintenance     Sharp fax equipment     Copelco Capital, Inc.                   $274.05
(12 mos)                               Agreement       maintenance agmt        PO Box 41647
                                                       Vendor # 22795          Philadelphia, PA  19101-1647
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
              KHCargo      FWA - MX    Maintenance     Copier maintenance      Imaging Office Systems                  $0.00
                                       Agreement       (annual)                PO Box 80250
                                                       Vendor # 73453          FT. Wayne IN 46898-0250

Exhibit "B" - Agreements to Be Assumed                                   Page 45

                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY     LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
              All          ALL         Miscellaneous:  Various                 Various                                 None
              Entities                 All Federal,
                                       State and
                                       Local
                                       Governmental
                                       Permits,
                                       Licenses,
                                       Approvals,
                                       Authorizations,
                                       Registrations
                                       Protected
                                       Trademarks,
                                       Protected
                                       Servicemarks,
                                       and State
                                       Qualifications
                                       in place at
                                       5/1/00
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
              KH Inc, KH   ALL         Miscellaneous:  Various                 Various                                 None
              Aircargo,                All Software
              KH Cargo,                Licenses and
              KH                       Agreements in
              Charters,                place at 5/1/00
              O.K.
              Turbines
------------- ------------ ----------- --------------- ----------------------- --------------------------------------- -------------
2/1/98 -      KHInc        DFW (1535)  Real Property   Sublease Agreement -    Sky Chefs, Inc.                         Rent
4/30/03                                Lease           1535 W. 20th Street     524 East Lamar Blvd.                    $0.00
                                                                               Arlington, TX 76011
                                                       Vendor #37364

1/08/98       KHInc                    Option          Option Agreement for    Dallas/Fort Worth International         $0.00
                                       Agreement on    Sky Chefs' Property     Airport Board
                                       Real Property                           East Airfield Drive
                                       Lease at 3/1/03                         DFW Airport, Texas 75261

Exhibit "B" - Agreements to Be Assumed                                   Page 46

                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY        LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY      CURE AMOUNT
------------- ------------ ----------------- --------------- ------------------- ------------------------------------- -------------
12/31/99      AIA (KH      Newark, NJ        Real Property   Supplemental        The Port Authority of New York and    Rent
              Int'l)                         Lease           Agreement and       New Jersey                            $100,772.64
                                                             Assignment with     One World Trade Center
                                                             Assumption and      New York, NY  10048
                                                             Consent Agreement   PO Box 17309
                                                             (bldg. 153)         Zip Code-07194
                                                             Vendor # 42171
------------- ------------ ----------------- --------------- ------------------- ------------------------------------- -------------
2/1/00 -      KHC          Albuquerque, NM   Real Property   South Air Cargo     Director of Aviation                  Rent
1/31/01       d/b/a                          Lease           Building Lease and  Albuquerque International Sunport     $0.00
              KHAC                                           Agreement           P. O. Box 9948
                                                                                 Albuquerque, NM  87119
------------- ------------ ----------------- --------------- ------------------- ------------------------------------- -------------
2/1/99        AIA (KH      Anchorage Int'l   Real Property   Terminal building   State of Alaska                       Rent
(mo-to-mo)    Int'l)       Airport           Lease           lease               Anchorage Int'l Airport               $0.00
                                                             Vendor # 64154      P. O. Box 196960
                                                                                 Anchorage, AK  99519
------------- ------------ ----------------- --------------- ------------------- ------------------------------------- -------------
10/7/99       KHAC         Anchorage, AK     Real Property   Ramp Sublease       Alaska Cargoport, LLC                 Parking
(mo-to-mo)                                   Lease           Vendor # 77916      Lynxs Holdings LLC                    $38,700
                                                                                 1301 Capital of Texas Hwy. South
                                                                                 Suite B-125
                                                                                 Austin, TX  78746
                                                                                 Attn:  Raymond J. Brimble

                                                                                 Mapco Lynxs Alaska Cargoport LLC
                                                                                 9501 Cargo Ave  STE 100
                                                                                 Austin, TX  78719

Exhibit "B" - Agreements to Be Assumed                                   Page 47

                            AGREEMENTS TO BE ASSUMED

   DATE        ENTITY       LOCATION           TYPE             DOCUMENT             NAME/ADDRESS OF NON-KH PARTY       CURE AMOUNT
------------- --------- ----------------- --------------- --------------------- --------------------------------------- ------------
6/1/93        AIF (KH   Atlanta, GA       Real Property   Lease Agreement       Airport Group International, Inc.       $0 Rent due
(mo-to-mo)    Int'l)                      Lease           between Lockheed      Wm. B. Hartsfield International
                                                          Air Terminal, Inc.    Airport
                                                          and AIA at Atlanta    P. O. Box 45568
                                                          Hartsfield            Atlanta, GA  30320
                                                          International
                                                          Airport               File # 54603
                                                                                Los Angeles, CA  90074-4603
                                                          Letter dtd
                                                          10/23/98 indicating
                                                          lease effective
                                                          until 01/01/01
                                                          Vendor # 81730 &
                                                          55631
------------- --------- ----------------- --------------- --------------------- --------------------------------------- ------------
9/15/99       KHAC      Billings, MT      Real Property   Office Space Lease    Corporate Air                           Rent
and                                       Lease           Agreement, as amended P. O. Box 81050                         $0.00
2/1/00                                                    Vendor # 74298        Billings, MT  59108-1050
                                                                                Attn: Linda Overstreet
------------- --------- ----------------- --------------- --------------------- --------------------------------------- ------------
11/20/99 -    KHAC      Blytheville, AR   Real Property   Facilities Lease      Blytheville-Gosnell Regional            Utilities
12/31/99      (Postal)                    Lease           Agreement             Airport Authority                       $2085.55
                                                          Vendor #20685         P. O. Box 166
                                                                                Blytheville, AK  72316-0166
------------- --------- ----------------- --------------- --------------------- --------------------------------------- ------------
1/15/98 -     KHAC      Blytheville, AR   Real Property   Sublease Agreement    Blytheville-Gosnell Regional            Rent
10/15/98                                  Lease           building 214 space    Airport Authority                       $0.00
(extended)                                                Vendor # 20685        P. O. Box 166
                                                                                Blytheville, AK  72316-0166

Exhibit "B" - Agreements to Be Assumed                                   Page 48

                            AGREEMENTS TO BE ASSUMED

    DATE        ENTITY    LOCATION        TYPE              DOCUMENT              NAME/ADDRESS OF NON-KH PARTY         CURE AMOUNT
-------------- ------- -------------- --------------- ----------------------- --------------------------------------- --------------
11/12/99       KHAC    Boise, ID      Real Property   Letter agreement        Boise Air Service, Inc.                 Grnd
coterminous                           Lease           Vendor # 58041          4125 W. Wright St.                      Handling
with US Postal                                                                Boise, ID  83705                        $28,728.38
Service
-------------- ------- -------------- --------------- ----------------------- --------------------------------------- --------------
11/9/98-       Kitty   Denver, CO     Real Property   Warehouse/Premise       Miami Aircraft Support, Inc.            Rent
11/30/99       Hawk                   Lease           Lease                   9100 S. Dadeland Blvd.                  $0.00
                                                                              One Datran Center, Suite 1250
                                                                              Miami, FL  33156
-------------- ------- -------------- --------------- ----------------------- --------------------------------------- --------------
               KHInc.  DFW  (1501)    Real Property   Rental of warehouse/    Robert Grammer                          Rent
                                      Lease           office space (1501 W.   950 Hwy 98 E Unit 7052                  $6652.00
                                                      20th St.)               Destin, FL 32541
                                                      Vendor # 57418
-------------- ------- -------------- --------------- ----------------------- --------------------------------------- --------------
12/15/99       KHInc.  DFW (1515)     Real Property   Agreement and           DFW Int'l Airport Board                 V# 24361
                                      Lease           Assumption of Lease/    East Airfield Drive                     Util $2335.40
                                                      Lease Amendment         P. O. Drawer DFW                        Finance Chrg
                                                      (1515 W. 20th)          Dallas/Ft. Worth Airport, TX 75261      $125.78
                                                                                                                      Misc.'99
                                                                                                                      $3836.00

                                                                                                                      V# 61126
                                                                                                                      Rent $6481.95
                                                                                                                      Util $2607.61
                                                                                                                      Finance Chrg
                                                                                                                      $30.45
-------------- ------- -------------- --------------- ----------------------- --------------------------------------- --------------
11/29/99       Kitty   Ft. Wayne, IN  Real Property   Apartment Lease         Willows of Coventry                     $0.00
11/30/00       Hawk                   Lease           (4713 Coventry          4499 Coventry Parkway
                                                      Parkway)                Ft. Wayne, IN  46804
                                                      Vendor # 77000

Exhibit "B" - Agreements to Be Assumed                                   Page 49

                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY        LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY      CURE AMOUNT
------------- ------------ ----------------- --------------- -------------------- ------------------------------------- ------------
7/1/92 -      OKT          Hollister, CA     Real Property   Lease Agreement -    City of Hollister                     $0.00
6/30/97                                      Lease           Hollister Municipal  375 Fifth St.
(mo-to-mo)                                                   Airport              Hollister, CA 95023

------------- ------------ ----------------- --------------- -------------------- ------------------------------------- ------------
6/1/94        AIA          Honolulu, HI      Real Property   Airport Base         Administrator                         Back Rent,
(27 years)    (KH Int'l)                     Lease           Facilities Area,     Airports Division                     Late Charges
                                                             South Ramp, Honolulu Honolulu International Airport        and Past Due
                                                             Int'l Airport        400 Rodgers Blvd., Suite 700          Landing Fees
                                                             Vendor # 61811       Honolulu, HI  96819-1880              under
                                                                                                                        unassumed
                                                                                                                        operating
                                                                                                                        agreements
                                                                                                                        Approx.
                                                                                                                        $587,000

4/1/98 -      Same - as                      Real Property   Partial Sublease     RPS, Inc.                             $0.00
3/31/2001     sublessor                      Sublease        and License          1000 RPS Dr.
(exercised                                                                        Corapolis, PA 15108
option to
renew)

6/1/98 -      Same - as                      Real Property   Partial Sublease     Federal Express Corporation           $0.00
5/31/2003     sublessor                      Sublease        and License          Airport Relations and Development
                                                                                  Delivery Code 7752
                                                                                  U.S. Mail P.O. Box 727
                                                                                  Memphis, TN 38194-7752
------------- ------------ ----------------- --------------- -------------------- ------------------------------------- ------------
3/1/2000      KHAC         Houston, TX       Real Property   Rent Agreement       Genesis Aircraft Support, Inc.        $0.00
(mo-to-mo)                                   Lease           Vendor # 82857       P. O. Box 91835
                                                                                  Elk Grove Village, IL  60009

Exhibit "B" - Agreements to Be Assumed                                   Page 50

                            AGREEMENTS TO BE ASSUMED

   DATE      ENTITY        LOCATION          TYPE              DOCUMENT             NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
----------- --------- ----------------- --------------- ----------------------- --------------------------------------- ------------
2/1/99      KHInc.    Kansas City, MO   Real Property   Letter agreement        Air Freight Center, Inc.                Rent
(mo-to-mo)                              Lease           Vendor # 15464          Kansas City International Airport       $0.00
                                                                                P. O. Box 20104
                                                                                Kansas City, MO  64195
----------- --------- ----------------- --------------- ----------------------- --------------------------------------- ------------
            KH Int'l  Los Angeles, CA   Real Property   Bldg lease, 5628        City of Los Angeles                     Rent $0.00
                                        Lease           Century Blvd.           Dept. of Airports, One World Way
                                                        (executed?)             P.O. Box 92216
                                                        Vendor # 61102          Los Angeles, CA 90009-2216
----------- --------- ----------------- --------------- ----------------------- --------------------------------------- ------------
12/20/99    KHAC      Memphis, TN       Real Property   Lease Agreement for     Memphis-Shelby County Airport           Rent
(mo-to-mo)                              Lease           Air Cargo Bldg. No. 1   Authority                               $2187.15
                                                        Vendor # 42163          Director of Properties
                                                                                2491 Winchester Road, Suite 113
                                                                                Memphis, TN  38116
----------- --------- ----------------- --------------- ----------------------- --------------------------------------- ------------
            KHAC      Minneapolis/St.   Real Property   Office and Hangar       AirVantage, LLC                         Rent
                      Paul , MN         Lease           Space Lease             P. O. Box 17010                         $660.00
                                                        Vendor # 16125          Minneapolis, MN  55417
                                                                                6401 34th Ave South
                                                                                Zip- 55450
----------- --------- ----------------- --------------- ----------------------- --------------------------------------- ------------
1991        AIA (KH   Morristown, TN    Real Property   Construction,           City of Morristown                      #1
(5 years -- Int'l)                      Lease           Purchase and Lease      PO Box 1654                             $6451.03
extended)                                               Agreement               Morristown, TN  37816-1654              #2
                                                        Vendor # 64772                                                  $1300.00

Exhibit "B" - Agreements to Be Assumed                                   Page 51
                            AGREEMENTS TO BE ASSUMED

    DATE       ENTITY      LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY         CURE AMOUNT
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
12/1/98      KHAC      Orlando, FL     Real Property   Letter agreement       Cargex Orlando II Limited               $0.00
(mo-to-mo)                             Lease           office and warehouse   Partnership
                                                       space                  c/o Cargex Properties
                                                       Vendor # 57521         49 Atlantic Place
                                                                              South Portland, ME  04106
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
3/1/94       AIA (KH   Philadelphia    Real Property   Lease Agreement        Ridgely/Philadelphia Ltd.               Taxes
(7 years)    Int'l)    Int'l Airport,  Lease           Vendor # 67781         Partnership                             $7413.99
                       PA                                                     7-I Gwynns Mill Court                   Rent
                                                                              Owings Mills, MD  21117                 $3548.01
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
5/1/99       Kitty     Phoenix, AZ     Real Property   Commercial Lease -     Cutter Aviation                         Rent
             Hawk                      Lease           hangar offices         2802 E. Old Tower Road                  $802.50
             Airlines                                  Vendor # 63921         Phoenix, AZ  85034
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
1/21/99-     KHInc.    Portland, OR    Real Property   South Cargo Complex    Port of Portland                        Landing
3/31/99                                Lease           Interim Facility Lease P. O. Box 5095                          $101,323.04
                                                       Vendor # 29559         Portland, OR  97208-5095                Finance Charge
                                                                                                                      $269.37
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
3/28/00      KHAC      Sacramento, CA  Real Property   Agreement for          Director of Airports                    Rent
                                       Lease           Sublease of Property   Sacramento County Department of         $10,005.71
                                                       Mather Airport         Airports
                                                       Vendor # 57712         6900 Airport Blvd.
                                                                              Sacramento, CA  95837
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
9/8/99 -     KHAC      San Diego, CA   Real Property   Office Space Rental    Jimsair Aviation Services, Inc.         Rent
9/8/2002                               Lease           Agreement              2904 Pacific Highway                    $1180.00
                                                       Vendor # 74612         San Diego, CA  92101                    Parking
                                                                              Attn:  Phil Bracamonte                  $9200.00
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
             KHAC      SEATAC          Real Property   Lease of 22,048 sq ft  Transiplex (Seattle) Inc.               Rent Deposit
                                       Lease           bldg E Unit E-102 &    P. O. Box 68515                         $19,625.34
                                                       E-104                  Seattle, WA  98168
                                                       Vendor # 44492

Exhibit "B" - Agreements to Be Assumed                                   Page 52
                            AGREEMENTS TO BE ASSUMED

    DATE       ENTITY      LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY         CURE AMOUNT
------------ --------- --------------- --------------- ---------------------- --------------------------------------- --------------
12/12/89 -   Connie    Willow Run      Real Property   Lease of Building No.  County of Wayne, Michigan               Rent and
4/30/2009    Kalitta   Airport         Lease           2613 and 2607          600 Randolph                            other
             Services  -Ypsilanti, MI                  Vendor # 44231         Detroit, MI  48226                      charges
             (KH                                       Vendor # 61093                                                 to be
             Int'l)                                                           Wayne County Treasurer                  determined
                                                                              801 Willow Run Airport                  $__________
                                                                              Ypsilanti, MI  48198-0801
------------ --------- --------------- --------------- ----------------------- -------------------------------------- --------------
6/30/99      KHCargo   Ft. Wayne, IN   Real Property   Restaurant Facility     Only Boys, Inc.                        Meals
5/31/01                                Sub-Lease       Sublease                6206 Midwood Drive                     $22,702.69
                                       (portion of     Vendor # 66506          Ft. Wayne, IN  46835
                                       Fort Wayne
                                       Bldg.)
------------ --------- --------------- --------------- ----------------------- -------------------------------------- --------------
             KHAC      ALL             Service         Radio communication     ARINC                                  KHAC Acct#
                                       Agreement       services                Communication by Proxy                 $11,958.78
                                                       (multiple accounts),    PO Box 277217
                                                       vendor #17021           Atlanta, GA  30384-7217
                                                       KHAC Acct #
                                                       KITHAWAIR01
------------ --------- --------------- --------------- ----------------------- -------------------------------------- --------------
8/15/99 -    KHInc     DFW             Service         Agreement for           The Network, Inc.                      $0.00
8/15/00                                Agreement       Information Services    333 Research Court
(annual)                                               dated 8/1/99            Norcross, GA 30092
                                                       Vendor # 71633          Attn: Julio Cantillo

Exhibit "B" - Agreements to Be Assumed                                   Page 53
                            AGREEMENTS TO BE ASSUMED

    DATE        ENTITY      LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY        CURE AMOUNT
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
3/15/00       KHInc     DFW               Service         Subscriber Agreement  Database Technologies, Inc.           $0.00
                                          Agreement       dated 3/15/00 (not    4530 Blue Lake Dr.
                                                          executed by DBT)      Boca Raton, FL 33431
                                                          Vendor # 89317        Attn: Ann McNamara, Contracts Mgr.
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
              KHInc.    DFW               Service         Beverage service,     Executive Coffee Service              $1998.87
                                          Agreement       vendor #55601         PO Box 223721
                                                                                Dallas, TX  75222
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
1/1/98 -      KHAC      DFW               Simulator       Agreement btwn KHAC   FlightSafety Boeing                   $449,000 (1/3
12/31/03                                  Lease           and                   Marine Air Terminal                   payable at
(to be                                    Agreement       FlightSafetyBoeing    LaGuardia Airport                     execution of
amended)                                                  Training              Flushing, NY 11371                    amendment,
                                                          International, LLC    Attn: Legal Dept.                     remaining 2/3
                                                          for 727-200 Simulator                                       over 12
                                                          Use - ASSUMED AS                                            months)
                                                          AMENDED AND MODIFIED
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
2/19/99 -     KHAC      ANC/SEA/ANC       USPS            USPS #D5A-94-03       United States Postal Service          $0.00
1/31/01                                                   USPS #D1E-94-03
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
12/14/96 -    KHAC      CNNET             USPS            USPS #96-01 (CNNET)   United States Postal Service          $0.00
9/30/97
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
5/4/98 -      KHAC      PDX/GEG           USPS            USPS #99-04 (PDX)     United States Postal Service          $0.00
4/27/01
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
2/10/98 -     KHAC      SEA/IND/SEA       USPS            USPS #SEASEG 98-01    United States Postal Service          $0.00
10/27/00
------------- --------- ----------------- --------------- --------------------- ------------------------------------- --------------
7/11/98 -     KHAC      SFO/IND/SFO       USPS            USPS #HQ98-04         United States Postal Service          $0.00
6/24/00                 LAX/IND/LAX
                        DEN/IND/DEN
                        SAT/DFW/ORD

Exhibit "B" - Agreements to Be Assumed                                   Page 54
                            AGREEMENTS TO BE ASSUMED

    DATE         ENTITY        LOCATION          TYPE              DOCUMENT           NAME/ADDRESS OF NON-KH PARTY      CURE AMOUNT
------------ ------------ ----------------- --------------- -------------------- ------------------------------------ --------------
4/18/98 -    KHAC         TYS/DFW/SEA/      USPS            USPS #HQ98-03        United States Postal Service         $0.00
4/27/00                   GEG
------------ ------------ ----------------- --------------- -------------------- ------------------------------------ --------------
6/10/00 -    KHAC         Various           USPS            USPS #ASYS-99-01     United States Postal Service         $0.00
9/8/00                    Domestic Air                      and R-99-01
                          Stops
------------ ------------ ----------------- --------------- -------------------- ------------------------------------ --------------
8/28/99 -    KHAC         WNET              USPS            USPS #HQ99-05        United States Postal Service         $0.00
8/26/05                                                     (WNET)

Exhibit "B" - Agreements to Be Assumed                                   Page 55